                                                                    EXHIBIT 10.5

RENTAL AGREEMENT

In accordance with chapter 5 of the Tenancy Act, dated April 29, 1966, the city of Hanko is hereby renting, to a corporation named Suomen Sokeri Osakeyhtio from the city of Helsinki, which below will be referred to as "the company", the property Nynorrgard RNo 7:20, owned by the city of Hanko, within the city of Hanko and the subdivision of Hanko, the below-mentioned area for use as an industrial facility, based on the following terms and conditions.

1
The size of the area to be rented is 121,600 m(2) and is marked on the map with a blue line, and it is also delineated with poles in the terrain.

For a period of 15 years, the city promises to reserve, and within the same period to rent to the company with separately agreed terms and conditions, an additional area of the size of approximately 150,000 m(2), which is marked on the map with a red line, and which is to be used for industrial purposes.

The more detailed location and in regard to the additional area - whether it will be located [on] the rented area's northeast or northwest side - was agreed upon separately by December 31, 1980.

2
The rental period is fifty (50) years, starting on 9/30/1979. Unless the rental agreement is terminated by either party at least two (2) years before the end of the rental period, the rental agreement will continue based on the same terms and conditions in five (5) year increments.

3

The annual rent for the area will be forty-two thousand (42,000) marks. The rent will be paid annually, in advance, to the city's financial office by the end of April each year. The rent will be tied to the official consumer price index (1972 = 100) where the consumer price index for January 1979 is considered the base index in the amount of 217.8. The rent will be adjusted based on the change from the previous year's average consumer price index. However, the revision will only affect the rent if the deviation from the basic index is at least 2%. During the first five years, the increase in rent must not be more than one half of the index change.

4
The right to rent the property with all associated rights may be transferred to another person without permission from the city. This transfer must be reported to the city within three (3) months of the transfer date.

5
The company has the right, without permission from the city, to apply for and receive a mortgage on the property named Nynorrgard RNo 7:20 during the tenure of this rental agreement, as a security.

6
The city promises to maintain and service the necessary electrical lines from the transformer built on the area for the company's industrial facilities, at its own expense and without charging any connection or other fees and to supply electricity on terms which will be agreed on separately.

7
The city promises to maintain and service any water and waste lines for the industrial facilities, at its own expense, for the rented area to the border of the area, and to provide water at terms and conditions which will be agreed upon separately. For the building of the water and sewage lines, the city will not charge connection or other similar fees.

The need for water has been calculated at 250 m(3) /day and any expansion from this volume will be agreed upon separately.

The direction of industrial waste water to the city's sewage network must occur only based on terms which are agreed upon separately.

8
The company promises to research and decide all issues related to the processing of waste from the property. Within the framework of the Waste Processing Act, the city promises, to give the company permission to direct waste, which has determined to be solid, to the city's waste processing and land fill site for solid waste. The company promises to determine the need for cleaning waste water from the facility and, if necessary, to clean such waste water prior to its direction to the city's waste water network or to the city's purification facility.

9
Furthermore, without additional compensation, the city rents land areas for necessary cooling water and other necessary piping from the rented area to the sea, which is an area that the city primarily owns city rents without additional compensation for the company, from the rented area to the sea, which is an area that the city primarily owns. In connection with this, the city will also rent the area at the shoreline for a pump station.

10
The city promises to provide the company, the personnel working for the company and a subsidiary of the company, based on general terms used in the city, residential lots for the building of residential buildings.

11
At the request of the company, the city promises to immediately prepare a city plan, considering the ground water flows for industrial use based on the principles delineated in the attached map.

Before confirming the plan, the city promises to support the company's request for an exemption within the framework of the building legislation.

13
The city has the right to install, on the rented area, the necessary technical lines and equipment for which the company has the right to receive reasonable compensation for any disturbances caused by them.

Two identical copies of this rental agreement have been prepared, one for the city of Hanko and one for Suomen Sokeri Osakeyhtiolle.

Hanko, November 22, 1979

City of Hanko
                                            (signature)
City Manager                                Arvi Suvanto
                                            (signature)
Acting City Treasurer                       Leif Nordstrom

Suomen Sokeri Osakeyhtio
(2 signatures)

Witnessed by:
(2 signatures)

Based on the decision by the City Council on 10/28/1986, the renter, Suomen Sokeri Oy, is hereby permitted to sublet to a third party part of the area covered by this agreement, i.e. approximately 121,600 m(2) area indicated by the attached map in the size of approximately 800 m(2), for the purpose of building a waste water cleaning facility.

Hanko October 28, 1986

On behalf of the City Council:
                                    (signature)
City manager:                       Arvi Suvanto
                                    (signature)
City secretary:                     Henrik Lang

We hereby approve of the above:                   SUOMEN SOKERI OY
                                                  (signature)
                                                  Markku Loisa
                                                  Based on power of attorney on
                                                  behalf of Suomen Sokeri Oy
Witnesses:
(signature)            (signature)

Our rights and obligations, based on this rental agreement, we hereby transfer to Finnsugar Biochemicals Oy
Helsinki 12.29.1989
CULTOR OY
(signature)

We approve of the above-mentioned transfer and we hereby promise to abide by the terms and conditions of the rental agreement.
Helsinki 12.29.1989
FINNSUGAR BIOCHEMICALS OY
(signature)

On March 1, 1990, Finnsugar Biochemicals Oy has presented a purchasing agreement dated 12.29.1989, and has indicated that Cultor Oy has purchased the rental rights indicated in the above agreement, which is hereby verified.
Hanko City Council Office April 11, 1990

                                                                     (signature)
                                                           Ex-officio
                                                              Christer Brannkarr
                                                           Deputy City Secretary
                                Fee: 14.00 marks


      It's hereby noted that this rental agreement, according to the city register transcript, has been transferred from Finnsugar Biochemicals Oy to Genencor International Europe Oy and then to Genencor International Oy.

Hanko 11.19.1996

Arvi Suvanto

City Manager

Based on the City Council's decision, dated 11.19.1996, Section 520, this agreement is hereby amended and clarified in the following manner:

1.
The rented area covers lot no. 3 in block 1150 XI subdivision. The lot's area is 109,586 m(2).

2.
The new base annual rent is 37,851 marks, which is tied to the previous year, 1972, January consumer price index 217.8.

3.
Based on a separate rental agreement, the City Council has directly rented to Hangon Puhdistamo Oy, lot no. 4 in the block 1150 XI subdivision.

4.
Other than that, the previous rental terms and conditions will remain in effect.

Hanko 11.19.1996

City of Hanko


                                   (signature)
City Manager                       Arvi Suvanto

                                   (signature)
City Finance Manager               Leif Nordstrom

We hereby approve of this agreement:
GENENCOR INTERNATIONAL OY
(signature)

Witnesses:

(signature)                   (signature)

POWER OF ATTORNEY

On our behalf, we hereby authorize manager Markku Loisa to sign the changes to the rental agreement between our company and the City of Hanko, dated 11.22.1979.

Espo October 23, 1986

SUOMEN SOKERI OY
(signature)(signature)


REMARKS AND CITY PLAN DIRECTIVES

Industrial area

Building area

30% - Number which indicates how large
a part of the area, or the building
area, may be used for building

max 10 - Maximum height of the building


The borders of the rented area

Section 683/ 10.28.1986

Attachment map in regard to the rental agreement in the City of Hanko and Suomen Sokeri Oy, dated 10.28.1986.

CITY OF HANKO                               SUOMENT SOKERI OY

(signature)          (signature)            (signature)
Arvi Suvanto         Henrik Lang            Markku Loisa
                                            By Power of Attorney